SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 7, 2004

Westport Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-14256 (Commission File Number)	13-3869719 (IRS Employer Identification No.)

1670 Broadway Street
Suite 2800
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)

(303) 573-5404
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Agreement & Plan of Merger
Joint Press Release

Item 5. Other Events.

     On April 7, 2004, Westport Resources Corporation, a Nevada corporation, and Kerr-McGee Corporation, a Delaware corporation, issued a joint press release announcing that their boards of directors have unanimously approved a strategic merger valued at approximately $3.4 billion. The merged company will be known as Kerr-McGee Corporation and will be headquartered in Oklahoma City. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Exhibit
2.1	Agreement and Plan of Merger, dated as of April 6, 2004, among Kerr-McGee Corporation, Kerr-McGee (Nevada) LLC and Westport Resources Corporation.

99.1	Joint press release dated April 7, 2004 entitled “Kerr-McGee and Westport announce $3.4 billion stock merger.”

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPORT RESOURCES CORPORATION
Date: April 7, 2004	By:	/s/ Howard L. Boigon
		Name:	Howard L. Boigon
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
2.1*	Agreement and Plan of Merger, dated as of April 6, 2004, among Kerr-McGee Corporation, Kerr-McGee (Nevada) LLC and Westport Resources Corporation.

99.1*	Joint press release dated April 7, 2004 entitled “Kerr-McGee and Westport announce $3.4 billion stock merger.”

*Filed herewith.